Profit Before Income Tax - Summary of Other Income (Detail) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)	Dec. 31, 2015 TWD ($)
Analysis of income and expense [abstract]
Government subsidy	$ 341,844	$ 11,533	$ 332,758	$ 176,721
Interest income	306,871	10,353	230,067	242,084
Dividends income	59,039	1,992	26,411	396,973
Other income	$ 707,754	$ 23,878	$ 589,236	$ 815,778